Peoples Bancorp
  OF NORTH CAROLINA, INC
Southeast 2008
Super-Community Bank Conference
February 12, 2008

NASDAQ: PEBK
www.peoplesbanknc.com
Peoples Bancorp has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of Peoples Bancorp, and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Peoples Bancorp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that Peoples Bancorp files from time to time with the Securities and Exchange Commission, including the Quarterly Reports on Form 10-Q, the Annual Report on
Form 10-K, and other required filings.
Forward-looking Statements

NASDAQ: PEBK
www.peoplesbanknc.com
About Peoples Bank
■ 96 year operating history
■ Total Assets of $906 million at December 31, 2007
■ HQ in Newton, NC (40 miles north of Charlotte)
■ 21 offices -- 20 within a 50 mile radius of Charlotte
■ Banco de la Gente = Latino Banking Division
 ■ Initiated in 2004
 ■ Opened 4th Banco office in Raleigh in January
 2008

NASDAQ: PEBK
www.peoplesbanknc.com
Peoples Bancorp of NC, Inc.
■ Formed in 1999 as a one bank HC for Peoples Bank
■ Bank Subsidiaries
 ■ Real Estate Advisory Services, Inc.
 ■ Peoples Investment Services, Inc.

NASDAQ: PEBK
www.peoplesbanknc.com
Branch Network:
21 Offices in 7 counties

NASDAQ: PEBK
www.peoplesbanknc.com
Strategic Focus
■ Grow Core Deposits
■ Growth in Existing Markets
■ Expand Banco de la Gente
■ Identify expansion opportunities using Store-front or
 Traditional Branches
■ Hire Market Leaders to expand in high growth
 markets (LPO’s)

NASDAQ: PEBK
www.peoplesbanknc.com
Primary Market Area: Catawba and Lincoln Counties
’07 Rank	Institution (ST)	’07 # Branches	‘07 Deposits in Market ($000)	‘07 Market Share
1	BB&T Corp. (NC)	13	759,341	23.1%
2	Peoples Bancorp of NC Inc.	15	604,205	18.4%
3	Wachovia Corp. (NC)	6	426,606	13.0%
4	Bank of Granite Corp. (NC)	7	368,912	11.2%
5	First Citizens BancShares Inc. (NC)	8	199,494	5.5%
6	Fifth Third Bancorp (OH)	5	196,423	6.1%
7	First FSB of Lincolnton (NC)	3	192,764	5.8%
8	Bank of America Corp. (NC)	6	189,315	6.0%
9	FNB United Corp. (NC)	4	179,914	0.8%
10	Carolina Trust Bank (NC)	5	94,010	0.7%
	Total For Institutions In Market	79	3,289,069
Source: SNL Financial
PEBK Deposit Market Share

NASDAQ: PEBK
www.peoplesbanknc.com
			PEBK Dep. in	Dep. Market	Proj. Pop.	Med. HH Income	Proj. HH
		No. of	Market	Share	2007-2012	2007	Income Δ%
County	Rank	Branches	($000)	(%)	(%)	($)	(%)
Catawba	2	11	456,068	18.99	5.54	49,596	13.56
Lincoln	3	3	148,137	16.70	9.63	49,819	11.84
Alexander	5	1	44,841	13.04	5.33	45,999	11.58
Mecklenburg	20	3	12,752	0.01	15.27	65,741	19.52
Union	10	1	1,186	0.08	31.78	64,184	19.01
Iredell	19	1	0	0.00	14.47	52,663	16.39
Wake	29	1	0	0.00	20.19	72,665	19.11
NC Totals		21	662,984
Source: SNL Financial
Expanding into Growth Markets

NASDAQ: PEBK
www.peoplesbanknc.com
Banco de la Gente
■ Identified an Untapped Market
 ■ 10% of our market (as of 2004)
 ■ 57% of Latinos did not have a bank account
 ■ Latinos need basic transactions and help building credit
■ 4 Offices: Charlotte (2), Monroe and Raleigh
■ Source of Non-Interest Income and Mortgage loans

NASDAQ: PEBK
www.peoplesbanknc.com
* CAGR = Compound annual growth rate 2002-2007
Consistent Balance Sheet Growth

NASDAQ: PEBK
www.peoplesbanknc.com
5-Year EPS CAGR* = 29.9%
*CAGR - compound annual growth rate 2002 - 2007
Improved Earnings Growth

NASDAQ: PEBK
www.peoplesbanknc.com
Improved Asset Quality

NASDAQ: PEBK
www.peoplesbanknc.com
1%
CRE is 61%
Owner-occupied
Construction =
• 33% Residential
• 13% Commercial
• 54% Land Development
1-4 Res. RE
Construction
CRE
Consumer
HELOC
MultiFam/Land
C&I
Loan Portfolio Composition
at December 31, 2007

NASDAQ: PEBK
www.peoplesbanknc.com
Lower cost = Transaction accounts + MM + savings
CAGR = Compound annual growth rate 2002-2007
millions
5 year CAGR’s:
Deposit Analysis

NASDAQ: PEBK
www.peoplesbanknc.com
$’s in millions
Total Revenue

NASDAQ: PEBK
www.peoplesbanknc.com
Name	Title	Years at Peoples	Years in Banking	Age
Tony W. Wolfe	President and CEO	18	39	61
Lance A. Sellers	EVP, Chief Credit Officer	10	24	45
A. Joseph Lampron	EVP, Chief Financial Officer	6	20	53
William D. Cable	EVP, Chief Operations Officer	13	18	39
Joseph F. Beaman, Jr.	EVP, Chief Administrative Officer	31	37	58
Management Profile

NASDAQ: PEBK
www.peoplesbanknc.com
Company Strengths
■ Local bankers: well established in the local markets
■ Local decision making authority
■ Active and motivated Board
■ Effective sales culture
■ Commitment to technology and up-to-date delivery
 channels
■ Active in our communities - local governments along
 with civic and charitable organizations

NASDAQ: PEBK
www.peoplesbanknc.com
Investment Highlights
■ Established Reputation
■ Growth initiatives both in and outside of current
 markets
■ History of strong profitability
■ History of stock dividends and increasing cash
 dividends; attractive yield